United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2007
Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-12069	22-2433468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Commerce Atrium, 1701 Route 70 East
Cherry Hill, NJ 08034-5400
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (856) 751-9000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 2, 2007, Commerce Bancorp, Inc. (the “Company”), The Toronto-Dominion Bank (“TD”), and Cardinal Merger Co., a New Jersey corporation and a wholly-owned subsidiary of TD (“Merger Sub”), announced they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 2, 2007. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger.
     A copy of the joint press release of the Company and TD announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.
*     *     *
Forward Looking Statements
The information presented may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and any comparable “safe harbour” of applicable Canadian legislation, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Commerce Bancorp, Inc. stockholders; the ability to realize the expected synergies resulting for the transaction in the amounts or in the timeframe anticipated; the ability to integrate Commerce Bancorp, Inc.’s businesses into those of TD Bank Financial Group in a timely and cost-efficient manner; and the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe. Additional factors that could cause TD Bank Financial Group’s and Commerce Bancorp, Inc.’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 40-F for The Toronto-Dominion Bank and the 2006 Annual Report on Form 10-K of Commerce Bancorp, Inc. filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
     The proposed merger transaction involving The Toronto-Dominion Bank and Commerce Bancorp, Inc. will be submitted to Commerce Bancorp’s shareholders for their consideration Shareholders are encouraged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about The Toronto-Dominion Bank and Commerce Bancorp, Inc., without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, by directing a request to TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations, (416) 308-9030, or to Commerce Bancorp, Inc., Shareholder Relations, 1701 Route 70 East Cherry Hill, NJ 08034-5400, (856) 751-9000.
     The Toronto-Dominion Bank, Commerce Bancorp, Inc., their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2006, which was filed with the Securities and Exchange Commission on December 11, 2006, and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on February 23, 2007. Information regarding Commerce Bancorp, Inc.’s directors and executive officers is available in Commerce Bancorp, Inc.’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on April 13, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
Exhibit 99.1	Press Release

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCORP, INC.

Date: October 2, 2007	By:	/s/ Douglas J. Pauls

Douglas J. Pauls

Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press release